UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)     February 8, 2006
CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

CNA Center, Chicago, Illinois	60685

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code      (312) 822-5000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
CNA Financial Corporation (NYSE: CNA) today announced that Andrew H. Tisch joined its Board of Directors, effective February 8, 2006.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits:

Exhibit No.	Description

99.1	CNA Financial Corporation press release, issued February 13, 2006, announcing Andrew Tisch’s appointment to its Board of Directors.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA FINANCIAL CORPORATION (Registrant)
/s/ D. Craig Mense
(Signature)
By: D. Craig Mense Its: Executive Vice President and Chief Financial Officer

Dated: February 13, 2006